UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BROOKFIELD REAL ASSETS INCOME FUND INC.
(Exact Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

BROOKFIELD REAL ASSETS INCOME FUND INC.
225 Liberty Street, 35th Floor
New York, New York 10281

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

April 13, 2026

To the Stockholders:

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Meeting”) of Brookfield Real Assets Income Fund Inc., a Maryland corporation (the “Fund”), will be held on Thursday, May 21, 2026, at 8:30 a.m., Eastern Time, for the following purposes:

1.      To consider and vote upon the election of the Class I Directors, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies (“Proposal 1”).

2.      To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote “FOR” each of the nominees named in the proxy statement.

The Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the Meeting in person. In order to participate in and vote at the Meeting, stockholders of record as of the close of business on April 10, 2026 (the “Record Date”) need to register for the Meeting.

If you hold shares of the Fund’s common stock (“Shares”) directly with the Fund’s transfer agent and wish to attend and vote at the Meeting, please send an email including your full name and address to the Fund’s proxy solicitor, Equiniti Trust Company, LLC (“Equiniti”), at attendameeting@equiniti.com with “Brookfield Real Assets Income Fund Inc. virtual meeting” in the subject line. After receiving this information, Equiniti will then email you the virtual meeting access information and instructions for voting during the Meeting. If you hold Shares beneficially through a broker, bank or other nominee, you will receive information regarding how to instruct your broker, bank or other nominee to cast your vote. If you wish to attend and vote at the Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Fund’s name, the number of Shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to attendameeting@equiniti.com with “Legal Proxy” in the subject line. After receiving this information, Equiniti will then email you the virtual meeting access information and instructions for voting during the Meeting.

Stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. You are being asked to participate at the Meeting either virtually or by proxy. If you attend the Meeting and are a stockholder of record as of the close of business on the Record Date, you may vote your Shares at the Meeting. Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your Shares via the internet or telephone, as follows:

To vote via the internet:

(1)    Read the Proxy Statement and have the enclosed proxy card at hand.

(2)    Go to the website that appears on the enclosed proxy card.

(3)    Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)    Read the Proxy Statement and have the enclosed proxy card at hand.

(2)    Refer to the toll-free number that appears on the enclosed proxy card.

(3)    Follow the instructions.

We encourage you to authorize a proxy to vote your Shares via the internet using the control number that appears on your enclosed proxy card. Use of internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at 866-207-2239.

By Order of the Board of Directors,
/s/ Craig Ruckman
Craig Ruckman
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON MAY 21, 2026

The Fund’s Notice of 2026 Annual Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the internet at https://vote.proxyonline.com/brookfield/docs/ra.pdf.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF STOCKHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE STOCKHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts.    Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts.    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts.    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

BROOKFIELD REAL ASSETS INCOME FUND INC.
225 Liberty Street, 35th Floor
New York, New York 10281

PROXY STATEMENT

This Proxy Statement is furnished to the holders of shares of common stock, par value $0.001 per share (“Shares”), of Brookfield Real Assets Income Fund Inc., a Maryland corporation (the “Fund”), to solicit proxies to be exercised at the 2026 Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held on Thursday, May 21, 2026 at 8:30 a.m., Eastern Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy is first being sent to stockholders on or about April 13, 2026.

The Meeting will be held solely on the internet by virtual means. You will not be able to attend the Meeting in person.

The persons named as proxy holders on the proxy card will vote in accordance with your instructions and, unless specified to the contrary, will vote “FOR” the election of the Class I Director nominees. The close of business on April 10, 2026, has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding full share of common stock of the Fund is entitled to one vote for as many individuals as there are directors to be elected at the Meeting. Votes may not be cumulated. At the close of business on the Record Date, the Fund had 55,254,696 Shares outstanding.

Under the Bylaws of the Fund, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum. In the event that a quorum is not present at the Meeting or otherwise, the chairperson of the Meeting has the power to adjourn the Meeting from time to time, to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, an abstention is always counted as present and entitled to vote because presence (either in person or by proxy) and entitlement to vote are necessary to the act of abstaining. With respect to the counting of votes, an abstention is not a vote cast. If the vote required is a majority or other percentage of all the votes entitled to be cast, the effect of an abstention will be the same as a vote against the proposal. “Broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as Shares that are present for quorum purposes but not “entitled to vote.” A broker non-vote is a vote that is not cast on a non-routine matter by a broker that is present (either in person or by proxy) at a meeting at which there is at least one routine matter on the proxy card (otherwise the broker does not have the authority to vote on anything and does not ordinarily send in a proxy). If the broker votes on a routine matter but does not vote on a non-routine item on the proxy, then the Shares held in “street name” (that is, through a broker, bank or other nominee) are present for quorum purposes and the effect of not voting on the non-routine matter depends upon whether the vote requirement for that proposal is based upon a proportion of the votes cast (no effect) or a proportion of the votes entitled to be cast (effect of a vote against). Proposal 1 is a routine matter. Abstentions will have the same effect as votes “AGAINST” Proposal 1. Since banks and brokers will have discretionary authority to vote Shares in the absence of voting instructions from stockholders with respect to Proposal 1, we expect that there will be no broker non-votes with respect to Proposal 1.

Stockholders who execute proxies retain the right to revoke them by: (a) written notice received by the Secretary of the Fund at any time before that proxy is exercised; (b) signing a proxy bearing a later date; or (c) attending the Meeting and voting in person (attendance at the Meeting will not, by itself, revoke a properly executed proxy). If you hold your Shares in “street name,” you should instruct your broker or nominee how to vote your Shares by following the voting instructions provided by your broker or nominee.

In order to participate in and vote your Shares at the Meeting, stockholders as of the Record Date need to register for the Meeting.

If you are a registered holder, and wish to attend and vote at the Meeting, you must:

•        Send an email including your full name and address to the Fund’s proxy solicitor, Equiniti Trust Company, LLC (“Equiniti”), at attendameeting@equiniti.com with “Brookfield Real Assets Income Fund Inc. virtual meeting” in the subject line. After receiving this information, Equiniti will then email you the virtual meeting access information and instructions for voting during the Meeting. You will need the control number found on your proxy card as part of the registration process.

If your Shares are registered in the name of your broker, bank, or other nominee, you are the “beneficial owner” of those Shares and those Shares are considered as held in “street name.” If you hold your Shares in “street name” and wish to attend and vote at the Meeting, you must:

•        Obtain a legal proxy from your broker, bank or other nominee reflecting the Fund’s name, the number of Shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to Equiniti at attendameeting@equiniti.com with “Legal Proxy” in the subject line. After receiving this information, Equiniti will then email you the virtual meeting access information and instructions for voting during the Meeting.

You will receive confirmation of your registration by email after Equiniti receives your registration materials. If you wish to vote your Shares electronically at the Meeting, please follow the instructions provided by Equiniti in its confirmation email. On the day of the Meeting, we encourage you to access the Meeting prior to start time leaving ample time to check in.

Stockholders may request copies of the Fund’s most recent annual report, including the financial statements, without charge, by writing to Investor Relations, Brookfield Real Assets Income Fund Inc., 225 Liberty Street, 35th Floor, New York, New York 10281. These reports also are available on the Fund’s website at https://privatewealth.brookfield.com/fund/brookfield-real-assets-income-fund-inc. These documents have been filed with the Securities and Exchange Commission and are available at www.sec.gov.

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

The Fund’s Board of Directors (the “Board,” or the “Board of Directors”) is divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Meeting in the year indicated and when their respective successors are elected and qualify: Class I, 2026, Class II, 2027 and Class III, 2028. Directors elected to succeed those whose terms are expiring will be identified as being of that same class and will be elected to serve until the third annual meeting after their election and until their successors are duly elected and qualify.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the re-election by stockholders of Mr. Brian F. Hurley, a Class I Interested Director nominee, and Ms. Betty A. Whelchel, a Class I Independent Director nominee. Mr. Hurley and Ms. Whelchel have indicated that they will serve if elected, but if they should be unable to serve, the proxy or proxies will be voted for any other persons determined by the persons named in the proxy in accordance with their discretion.

The following table summarizes the nominees who will stand for election at the Meeting, the respective class of Directors to which they have been designated, and the expiration of their respective terms if elected at the Meeting:

Interested Director	Class	Expiration of Term if Elected*
Mr. Brian F. Hurley	Class I	2029 Annual Meeting
Independent Director	Class	Expiration of Term if Elected*
Ms. Betty A. Whelchel	Class I	2029 Annual Meeting

____________

*        A Director elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be duly elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office, to retirement because he or she has reached the mandatory retirement age for Directors of the Fund, or to otherwise being removed or retired pursuant to the Fund’s Articles of Incorporation.

*      *      *

The Board has determined that Messrs. Edward A. Kuczmarski, Stuart A. McFarland, William H. Wright II and Mses. Heather S. Goldman, Betty A. Whelchel and Susan Schauffert-Tam are each independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange. Mr. Brian F. Hurley is considered an Interested Director. Therefore, upon the re-election of Mr. Hurley and Ms. Whelchel, the Fund will continue to meet the requirements of the New York Stock Exchange that a majority of directors be independent.

As described above, there are two nominees for election to the Board at this time. The affirmative vote of a majority of the votes entitled to be cast at the Meeting, if a quorum is present, is sufficient to elect a Director.

The Board of Directors recommends that the stockholders vote “FOR” the election of the Class I nominees listed above to serve as Directors until the Annual Meeting of Stockholders in 2029, and until their respective successors are duly elected and qualify.

Information Concerning Nominees and Directors

The following table and the “Information about Each Director’s Qualifications, Experience, Attributes or Skills” section below provide information concerning each of the Directors and the Class I Director nominees of the Board, as of the date of this Proxy Statement. The nominee for Class I Interested Director is listed under “Class I Interested Director Nominee.” The nominee for Class I Independent Director is listed under “Class I Independent Director Nominee.” The terms of the Class II Independent Directors and Class III Independent Directors do not expire this year. The Board has resolved to require Independent Directors to observe a mandatory retirement from the Brookfield Fund Complex at the end of the calendar year in which the Independent Directors attain the age of 78. Two additional one-year extensions up to the end of the calendar year in which the Independent Directors attain the age of 80 may be implemented on an annual basis pending the majority vote by the remaining Board members.

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director(*)
Class I Interested Director Nominee — If Elected, Term Expires at the 2029 Annual Meeting of Stockholders
Brian F. Hurley(**) c/o Brookfield Private Wealth, 225 Liberty Street New York, New York 10281 Born: 1977	Director Served as a Director since March 29, 2024; served as an officer of the Fund since inception.(1) Three-year Term	Director/Trustee of the investment companies in the Fund Complex (2024 – Present); President of the investment companies in the Fund Complex, except Brookfield Infrastructure Income Fund Inc. (2014 – Present); Secretary of Brookfield Infrastructure Income Fund Inc. (2023 – Present); General Counsel of PSG (2017 – 2024); General Counsel of Brookfield Private Wealth, formerly Brookfield Oaktree Wealth Solutions (“Wealth”) (2021 – Present); Managing Partner of Brookfield Asset Management Inc. (2016 – Present).	9
Class I Independent Director Nominee — If Elected, Term Expires at the 2029 Annual Meeting of Stockholders
Betty Whelchel c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1956	Director, Member of the Audit Committee, Member of the Governance Committee Served since January 1, 2024. Three-year Term	Director/Trustee of the investment companies in the Fund Complex (2024 – Present); Retired. Previous Experience: US Head of Public Policy and Regulatory Affairs, BNP Paribas (2016 – 2019); U.S. General Counsel CIB, BNP Paribas (2005 – 2016); Global General Counsel, Deutsche Asset Management (1999 – 2004).	9
Class II Independent Directors — Terms Expire at the 2027 Annual Meeting of Stockholders
Heather S. Goldman c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1967	Director, Member of the Audit Committee, Chair of the Governance Committee Served since inception.(1) Three-year Term	Director/Trustee of the investment companies in the Fund Complex (2013 – Present); CFO of My Flex, Inc., an EQBR Holdings affiliate, developing and commercializing Web 3.0 blockchain technologies (2022 – 2023); Executive in Residence, Global Digital Finance (2025 – Present).	9

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director(*)
William H. Wright II c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1960	Director, Chair of the Audit Committee, Member of the Governance Committee Served since August 1, 2020. Three-year Term	Director/Trustee of the investment companies in the Fund Complex (2020 – Present); Director of the Carlyle Group, TCG BDC I, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (2021 – Present); Trustee of Doris Duke Charitable Foundation (2017 – Present); Vestryman and Chairman of the Investment Committee of Trinity Church Wall Street (2022 – Present); Director of Mount Sinai Health System (1998 – Present); Director of the New York City Ballet (2005 – Present); Trustee and Treasurer of Historic Hudson Valley (2000 – Present); Retired.	9
Class III Independent Directors — Terms Expire at the 2028 Annual Meeting of Stockholders
Edward A. Kuczmarski c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1949	Director and Chair of the Board, Member of the Audit Committee, Member of the Governance Committee Served since inception.(1) Three-year Term(2)	Director/Trustee of the investment companies in the Fund Complex (2011 – Present); Retired CPA and Partner in Crowe LLP. Previously served on the boards of several other investment management companies as Independent Lead Director and Audit Committee Chair.	9
Stuart A. McFarland c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1947	Director, Member of the Audit Committee, Member of the Governance Committee Served since inception.(1) Three-year Term(3)

Director/Trustee of the investment companies in the Fund Complex (2006 – Present); Retired; Managing Partner of Federal City Capital Advisors (1997 – 2021); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002 – 2023); Director of New America High Income Fund (2013 – 2025); Director of New Senior Investment Group, Inc. (2014 – 2021). Previous Experience: President and Director, Ticor Mortgage Insurance Co; President and CEO, Skyline Financial Services; US Bankruptcy Court Asset Manager; EVP and CFO, Fannie Mae; EVP and GM, GE Capital Mortgage Services; CEO and President, National Permanent Federal Savings Bank.

			9

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director(*)
Susan Schauffert-Tam c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1968	Director, Member of the Audit Committee, Member of the Governance Committee Served since November 20, 2024. Three-year Term	Director/Trustee of the investment companies in the Fund Complex (2024 – Present); Independent Director of Forum Asset Management Real Estate Funds (September 2025 – Present); Board Chair and Director, CanIssue (2011 – 2020); Managing Director/Group Head, BMO Capital Markets (2007 – 2024).	9

____________

(*)      The Fund Complex is comprised of the Fund, Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc., and Oaktree Diversified Income Fund Inc.

(**)    Designates individuals who are “interested persons” of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), because of affiliations with the Adviser.

(1)      The Fund was established on May 12, 2016, and commenced operations on December 5, 2016.

(2)      Mr. Kuczmarski will retire from the Board prior to the end of his three-year term due to the current mandatory retirement age policy. Mr. Kuczmarski is currently scheduled to retire from the Board at the end of the calendar year 2027, subject to any extensions granted by the Board pursuant to its retirement age policy or changes made by the Board to its retirement age policy.

(3)      Mr. McFarland will retire from the Board prior to the end of his three-year term due to the current mandatory retirement age policy. However, at a meeting of the Board held on November 19-20, 2025, the Board approved a second one-year extension of Mr. McFarland’s membership on the Board so that he may continue to serve on the Board until the end of the calendar year in which he reaches the age of 80. As a result, Mr. McFarland is currently scheduled to retire from the Board pursuant to the current mandatory retirement age policy at the end of the calendar year 2027, subject to any changes made by the Board to its retirement age policy.

Officers of the Funds

The officers of the Fund are elected by the Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of the Fund has appointed five officers, each to hold office at the discretion of the Board until his successor is elected and qualifies or until his resignation or removal. Except where dates of service are noted, all officers listed below served the Fund as such throughout the fiscal year ended December 31, 2025. The following table sets forth information concerning each officer of the Fund as of the date of this Proxy Statement:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley(*) c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1977	President	Served since inception.(1)

Director/Trustee of the investment companies in the Fund Complex (2024 – Present); President of the investment companies in the Fund Complex,(**) except Brookfield Infrastructure Income Fund Inc. (2014 – Present); Secretary of Brookfield Infrastructure Income Fund Inc. (2023 – Present); General Counsel of PSG (2017 – 2024); General Counsel of Wealth (2021 – Present); Managing Partner of Brookfield Asset Management Inc. (2016 – Present).

Casey P. Tushaus(*) c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1982	Treasurer	Served since 2021.

Treasurer of the investment companies in the Fund Complex (2021 – Present); Assistant Treasurer of several investment companies in the Fund Complex (2016 – 2021); Managing Director of Wealth (2026 – Present); Senior Vice President of Wealth (2025); Director of the Adviser (2021 – 2024); Vice President of the Adviser (2014 – 2021).

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Craig A. Ruckman(*) c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1977	Secretary	Served since 2022.

Secretary of the investment companies in the Fund Complex, except for Brookfield Infrastructure Income Fund Inc. (2022 – Present); Assistant Secretary of Brookfield Infrastructure Income Fund Inc. (2023 – Present); Managing Director of the Adviser (2022 – 2024); Managing Director of Wealth (2025 – Present); Director of Allianz Global Investors U.S. Holdings LLC (2016 – 2022); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019 – 2022).

Adam R. Sachs(*) c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2017.

Chief Compliance Officer of the investment companies in the Fund Complex (2017 – Present); Director of PSG (2017 – 2024); Senior Vice President of Wealth (2025 – Present); and CCO of Brookfield Investment Management (Canada) Inc. (2017 – 2023).

Mohamed S. Rasul(*) c/o Brookfield Private Wealth, 225 Liberty Street, New York, New York 10281 Born: 1981	Assistant Treasurer	Served since 2016.	Assistant Treasurer of the investment companies in the Fund Complex (2016 – Present); Vice President of the Adviser (2019 – 2024); Vice President of Wealth (2025 – Present).

____________

*        Designates individuals who are “interested persons” of the Fund, as defined by the 1940 Act, because of affiliations with the Adviser.

**      The Fund Complex is comprised of the Fund, Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc. and Oaktree Diversified Income Fund Inc.

(1)      The Fund was established on May 12, 2016, and commenced operations on December 5, 2016.

Share Ownership

As of the Record Date, the Director nominees, Directors, and officers of the Fund beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Adviser’s family of investment companies (the “Fund Complex”) as of December 31, 2025. As of the date of this Proxy Statement, the Fund Complex is comprised of the Fund, Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc., Oaktree Diversified Income Fund Inc., and Brookfield Investment Funds and its five series of underlying portfolios: Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Next Generation Infrastructure Fund, Center

Coast Brookfield Midstream Focus Fund, and Oaktree Emerging Markets Equity Fund. The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2025. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Name of Nominees/Directors	Dollar Range of Equity Securities Held in the Fund(*)(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies(*)(1)(2)
Class I Interested Director Nominee
Brian F. Hurley	C	C

Class I Independent Director Nominee
Betty A. Whelchel	A	A

Independent Directors
Heather S. Goldman	C	C
William H. Wright II	A	A
Edward A. Kuczmarski	D	E
Stuart A. McFarland	E	E
Susan Schauffert-Tam	A	A

____________

(*)      Key to Dollar Ranges:

A. None

B. $1 – $10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. Over $100,000

All shares were valued as of December 31, 2025.

(1)      “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)      The aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director/Trustee in the Fund Complex as of December 31, 2025. The Fund Complex is comprised of the Fund, Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc., Oaktree Diversified Income Fund Inc., and Brookfield Investment Funds and its five series: Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Next Generation Infrastructure Fund, Center Coast Brookfield Midstream Focus Fund, and Oaktree Emerging Markets Equity Fund.

Information Regarding the Board and its Committees

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Fund’s investment adviser and administrator, custodian, and transfer agent, each of whom are discussed in greater detail in the Fund’s Statement of Additional Information. The Board approves all significant agreements between the Fund and its service providers. The Board has appointed senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations, or activities.

Board Leadership Structure

The Fund’s Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, six of the seven members of the Board, including the Chair of the Board, are not “interested persons,” as defined in the 1940 Act, of the Fund (the “Independent Directors”), which are Directors that are not affiliated with the Adviser or its affiliates. The Board has established three standing committees, an Audit Committee, a Governance Committee, and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below. The Audit Committee, Governance Committee, and QLCC are comprised entirely of Independent Directors. Each of the Independent Directors helps identify matters for consideration by the Board and the Chair of the Board has an active role in the agenda-setting process for Board meetings. Mr. Kuczmarski, a Class III Director, serves as Chair of the Board. Each of the Audit Committee and Governance Committee Chairs also has an active role in the agenda setting process for the Audit Committee and Governance Committee meetings, respectively. Mr. Wright and Ms. Goldman, each Class II Directors, serve as Chairs of the Audit Committee and the Governance Committee, respectively.

The Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function. For example, although the 1940 Act requires that at least 40% of a fund’s directors not be “interested persons,” as defined in the 1940 Act, the Board has determined that the Independent Directors should constitute at least a majority of the Board. The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function, and composition of the Committees are appropriate means to provide effective oversight on behalf of the Fund’s stockholders. The Independent Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser and Administrator (including senior compliance, financial reporting, and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance and operational risks relating to the Fund, the Adviser and the Fund’s other service providers, and receives reports from the Adviser’s internal audit group as to these and other matters. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer, with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002.

Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board believes that each of the Directors, including the Class I Director nominees, have the qualifications, experience, attributes, and skills (“Director Attributes”) appropriate to serve as a Director of the Fund in light of the Fund’s business and structure. All of the Directors have substantial business and/or professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and/or professional experiences are set forth in detail in the table above. Each Director has demonstrated a commitment to discharging his or her oversight responsibilities as a Director of the Fund. The Board, with the assistance of the Governance Committee, annually conducts a “self-assessment” wherein the performance and effectiveness of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Director, including the Class I Director nominees, and certain of their Director Attributes. The information provided below, and in the table above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and the commitment to stockholder interests. In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Fund.

•        Heather S. Goldman — The Board has concluded that Ms. Goldman should serve as a Director of the Fund because of her substantial business experience. Ms. Goldman is a capital markets financial services and tech executive, who has worked in a senior capacity across a diverse array of firms in the private equity, investment management, technology and commercial banking industries for over twenty years. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. Prior to working with the Adviser she acted as CEO and Chairman, co-founding and managing CapitalThinking, a financial services risk-management technology company in New York, New York for nearly five years. She is an Executive in Residence at Global Digital Finance. Ms. Goldman is a member of the Audit Committee and is Chair of the Governance Committee. Ms. Goldman also serves as a director/trustee of other registered investment companies in the Fund Complex. Ms. Goldman’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Directors, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Director to carry out oversight responsibility with respect to the Fund.

•        Brian F. Hurley — The Board has concluded that Mr. Hurley should serve as a Director of the Fund because of his substantial business and legal experience. Mr. Hurley is currently Managing Partner at Brookfield and General Counsel for Brookfield Private Wealth, where he oversees the legal and compliance functions and product development, and as such, has extensive knowledge of the Adviser, its operations and personnel. Prior to joining Brookfield in 2010, Mr. Hurley was an attorney at Paul Hastings LLP and a member of the investment management practice group, where he focused his practice on representing investment advisers and various investment companies. Mr. Hurley also serves as a director/trustee of other registered investment companies in the Fund Complex. Mr. Hurley’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Directors, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Director to carry out oversight responsibility with respect to the Fund.

•        Edward A. Kuczmarski — The Board has concluded that Mr. Kuczmarski should serve as a Director of the Fund because of his substantial business experience. Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant and has also previously served on the board of directors/trustees for several other investment management companies. Mr. Kuczmarski serves as Chair of the Board of Directors, and is a member of the Governance Committee and the Audit Committee. Mr. Kuczmarski also serves as a director/trustee of other registered investment companies in the Fund Complex. Mr. Kuczmarski’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Directors, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Director to carry out oversight responsibility with respect to the Fund.

•        Stuart A. McFarland — The Board has concluded that Mr. McFarland should serve as a Director of the Fund because of his substantial business experience. Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland also served on the board of directors/trustees for various other investment management companies and was the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Governance Committee. Mr. McFarland also serves as a director/trustee of other registered investment companies in the Fund Complex. Mr. McFarland’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Directors, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Director to carry out oversight responsibility with respect to the Fund.

•        Susan Schauffert-Tam — The Board has concluded that Ms. Schauffert-Tam should serve as a Director of the Fund because of her substantial business experience. Ms. Schauffert-Tam is a capital markets financial services executive, who worked in a senior capacity with a particular focus on infrastructure financing. She previously served as a Managing Director of BMO Capital Markets until her retirement in 2024, having joined the firm in 1999. During her career at BMO Capital Markets, Ms. Schauffert-Tam was responsible for debt origination, including structuring both public and private financing transactions. In addition, Ms. Schauffert-Tam previously served as head of debt syndication at BMO Capital Markets where she led the team responsible for bringing all corporate investment grade, high yield debt, asset-backed securities and project bonds to market across a variety of industries. Ms. Schauffert-Tam is a member of the Audit Committee and the Governance Committee. Ms. Schauffert-Tam also serves as a director/trustee of other registered investment companies in the Fund Complex. Ms. Schauffert-Tam’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Directors, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Director to carry out oversight responsibility with respect to the Fund.

•        William H. Wright II — The Board has concluded that Mr. Wright should serve as a Director of the Fund because of his substantial business experience. Mr. Wright has extensive experience in executive leadership, investment banking and corporate finance. He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Mr. Wright has served on the boards of directors/trustees for various other investment management companies and non-profit entities. Mr. Wright is Chair of the Audit Committee and is a member of the Governance Committee. Mr. Wright also serves as a director/trustee of other registered investment companies in the Fund Complex. Mr. Wright’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Directors, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Director to carry out oversight responsibility with respect to the Fund.

•        Betty A. Whelchel — The Board has concluded that Ms. Whelchel should serve as a Director of the Fund because of her substantial business and legal experience. Ms. Whelchel has extensive experience in financial services law and regulation, international finance and public policy. She has held a number of senior management positions at international financial institutions, including serving as U.S. Head of Public Policy and Regulatory Affairs for BNP Paribas, U.S. General Counsel U.S. General Counsel CIB for BNP Paribas, Global General Counsel for Deutsche Asset Management and U.S. Deputy General Counsel for Deutsche Bank AG. She started her career in the General Counsel’s office of the U.S. Treasury Department, and worked as a lawyer with Shearman & Sterling in its New York and Tokyo offices, specializing in bank finance, mergers and acquisitions and joint ventures. Throughout her career, Ms. Whelchel has been active in industry initiatives related to financial regulation and corporate governance, including the Committee on Capital Markets Regulation, the Executive Committee of the Institute of International Bankers Board of Trustees, and the Association of the Bar of the City of New York’s Special Task Force on the Lawyer’s Role in Corporate Governance. Ms. Whelchel was the recipient of the 2015 Legal 500 US Individual of the Year Award in Financial Services and the 2013 Burton Legend in the Law Award. Ms. Whelchel is a member of the Audit Committee and the Governance Committee. Ms. Whelchel also serves as a director/trustee of other registered investment companies in the Fund Complex. Ms. Whelchel’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Directors, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Director to carry out oversight responsibility with respect to the Fund.

Governance Committee Considerations for Independent Directors

The Governance Committee evaluates candidates’ qualifications for Board membership. When evaluating candidates, the Governance Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The Governance Committee also may consider other factors/attributes as it may determine appropriate in its own judgment. The Governance Committee believes that the significance of each nominee’s background, experience, qualifications, attributes, or skills must be considered in the context of the Board as a whole. As a result, the Governance Committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a Director. The Governance Committee believes that board effectiveness is best evaluated at a group level, through the annual self-assessment process. Through this process, the Governance Committee considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Governance Committee’s view as to the candidate. In evaluating these matters, the Governance Committee typically considers the following minimum criteria:

•        With respect to nominations for Independent Directors, nominees shall be independent of the Adviser and other principal service providers. The Governance Committee of the Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

•        Independent Director nominees must qualify for service on the Fund’s Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

•        With respect to all Directors, a proposed nominee must qualify under all applicable laws and regulations.

•        The Governance Committee of the Fund also may consider such other factors as it may determine to be relevant.

Board Meetings

During the Fund’s fiscal year ended December 31, 2025, the Board held four regular meetings, and each Director attended at least 75% of the meetings of the Fund’s Board of Directors and of the Committees on which he or she served. The Chair of the Board of Directors, who is elected by the Independent Directors, presides at each executive session of the Board, or if one has not been designated, the Chair of the Governance Committee serves as such.

Audit Committee

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Exchange Act, which currently consists of Messrs. Wright, Kuczmarski, McFarland, and Mses. Goldman, Whelchel and Schauffert-Tam, all of whom are Independent Directors. The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditors, to review with the Fund’s auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the Fund’s fiscal year ended December 31, 2025, the Audit Committee held four Committee meetings. Mr. Wright serves as Chair of the Audit Committee, and the Board has determined that Messrs. Wright, McFarland and Kuczmarski and Ms. Goldman each qualify and are designated as an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Board has adopted a written charter for its Audit Committee, which is available on the Fund’s website at https://privatewealth.brookfield.com/fund/brookfield-real-assets-income-fund-inc. A copy of the Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Real Assets Income Fund Inc., 225 Liberty Street, 35th Floor, New York, New York 10281.

Governance Committee

The Fund has a Governance Committee, which currently consists of Mses. Goldman, Whelchel and Schauffert-Tam, and Messrs. Kuczmarski, McFarland and Wright, all of whom are Independent Directors and independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. The Governance Committee of the Fund met three times during the Fund’s fiscal year ended December 31, 2025. Ms. Goldman serves as Chair of the Governance Committee. A principal function of the Fund’s Governance Committee is to recommend candidates for election to its Board as Independent Directors. The Fund’s Governance Committee evaluates each candidate’s qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Governance Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of the Fund’s shares. For a list of the minimum criteria used by the Governance Committee to assess a candidate’s qualifications, please see “Governance Committee Considerations for Independent Directors” above.

When identifying and evaluating prospective nominees, the Governance Committee reviews all recommendations in the same manner, including those received by stockholders. The Governance Committee first determines if the prospective nominee(s) meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then to be considered by the Governance Committee with respect to any other qualifications deemed to be important. Those proposed nominees meeting the minimum and other qualifications and determined by the Governance Committee as suitable are nominated for election by the Committee.

Stockholder recommendations should be addressed to the Governance Committee in care of the Secretary of the Fund and sent to 225 Liberty Street, 35th Floor, New York, New York 10281. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Director, if applicable. The Fund’s Governance Committee also determines the compensation paid to the Independent Directors. The Board has adopted a written charter for its Governance Committee, which is available on the Fund’s website at https://privatewealth.brookfield.com/fund/brookfield-real-assets-income-fund-inc. A copy of the Fund’s Governance Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Real Assets Income Fund Inc., 225 Liberty Street, 35th Floor, New York, New York 10281.

The Fund’s Governance Committee has recommended Mr. Hurley and Ms. Whelchel as nominees for election as Class I Directors. The Board has approved and appointed Mr. Hurley and Ms. Whelchel to serve as Class I Directors.

Qualified Legal Compliance Committee

The Fund has a standing Qualified Legal Compliance Committee (“QLCC”). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. During the fiscal year ended December 31, 2025, the Fund’s QLCC did not meet. The QLCC currently consists of Messrs. Kuczmarski, McFarland, Wright and Mses. Goldman, Whelchel and Schauffert-Tam.

Code of Ethics

Code of Ethics.    The Fund has adopted a code of ethics that applies to all of its Directors and officers and any employees of the Fund’s external manager or its affiliates who are involved in the Fund’s business and affairs. The code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on the Fund’s website at https://privatewealth.brookfield.com/fund/brookfield-real-assets-income-fund-inc. A copy of the Fund’s code of ethics also is available free of charge, upon request directed to Investor Relations, Brookfield Real Assets Income Fund Inc., 225 Liberty Street, 35th Floor, New York, New York 10281.

There is no family relationship between any of the Fund’s current officers or Directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Fund’s officers or Directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or Directors of any corporation or entity affiliated with the Fund so enjoined.

Compensation of Directors and Executive Officers

No remuneration was paid by the Fund to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, was entitled to receive from the Fund a Fund Complex fee. For the fiscal year ended December 31, 2025, the aggregate annual retainer paid to each Independent Director of the Board for the Fund Complex was $260,000. Effective January 1, 2026, the aggregate annual retainer paid to each Independent Director of the Board for the Fund Complex is $270,500. The Independent Chair of the Fund Complex receives an additional payment of $55,000 per year. The Chair of the Audit Committee receives an additional payment of $50,000 per year. The Chair of the Governance Committee receives an additional payment of $15,000 per year. The Independent Directors also receive reimbursement from the Fund for expenses incurred in connection with attendance at regular meetings. In addition, the Board has established a continuing education policy. In particular, the Directors are encouraged to attend at least two in-person educational enrichment programs or events at the expense of the Fund Complex on an annual basis. Also, the Fund Complex will reimburse the Directors for their registration fees to attend an unlimited number of remote or virtual learning opportunities. The Fund does not have a pension or retirement plan. No other entity affiliated with the Fund pays any compensation to the Directors.

The following table sets forth information concerning the compensation received by Directors for the fiscal year ended December 31, 2025.

	Directors’ Aggregate Compensation from the Fund	Total Directors’ Compensation from the Fund and the Fund Complex
Class I Interested Director Nominee
Brian F. Hurley	N/A	N/A

Class I Independent Director Nominee
Betty A. Whelchel	$43,061	$260,000
Independent Directors
Heather S. Goldman	$45,545	$275,000
William H. Wright II	$51,342	$310,000
Edward A. Kuczmarski	$52,170	$315,000
Stuart A. McFarland	$43,061	$260,000
Susan Schauffert-Tam	$43,061	$260,000

Stockholder Communications with Board of Directors and Board Attendance at Annual Meetings

The Board provides a process for stockholders to send communications to the Board. Any stockholder who wishes to send a communication to the Board should send the communication to the attention of the Fund’s Secretary at 225 Liberty Street, 35th Floor, New York, New York 10281. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of the Board, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Fund’s policy with respect to Directors’ attendance at annual meetings of stockholders is to encourage such attendance.

Audit Committee Report

On February 25, 2026, the Audit Committee (the “Audit Committee”) of the Board reviewed and discussed with management the Fund’s audited financial statements as of and for the fiscal year ended December 31, 2025. The Audit Committee discussed with Deloitte & Touche LLP (“Deloitte”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, Communication with Audit Committees Concerning Independence.

The Audit Committee received and reviewed the written disclosures and the letter from Deloitte required by PCAOB Rule 3520, Auditor Independence, and discussed with Deloitte, its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Fund’s Annual Report to Stockholders, as required by Section 30(e) of the 1940 Act and Rule 30d-1 promulgated thereunder, for the fiscal year ended December 31, 2025.

William H. Wright II – Audit Committee Chair
Edward A. Kuczmarski – Audit Committee Member
Stuart A. McFarland – Audit Committee Member
Heather S. Goldman – Audit Committee Member
Betty A. Whelchel – Audit Committee Member
Susan Schauffert-Tam – Audit Committee Member

Required Vote

The election of each listed nominee for Director requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting, in person or by proxy, at which a quorum is present. The Board of Directors of the Fund recommends a vote “FOR” the election of each nominee to the Fund’s Board of Directors.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Adviser/The Sub-Advisers

Brookfield Public Securities Group LLC (the “Adviser” or “PSG”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC (“BAM ULC”), an unlimited liability company formed under the laws of British Columbia, Canada. BAM ULC is a wholly owned subsidiary of Brookfield Asset Management Ltd. (“BAM Ltd.”), a publicly traded company (NYSE: BAM; TSX: BAMA). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 73% interest in BAM Ltd. BAM Ltd. is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with assets under management over $1 trillion as of December 31, 2025. In addition to the Fund, the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds, high net-worth investors, and several other registered investment companies. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The business address of the Adviser and its officers and directors is 225 Liberty Street, 35th Floor, New York, New York 10281. Subject to the authority and oversight of the Board of Directors, the Adviser is responsible for the overall management of the Fund’s business affairs. As of December 31, 2025, the Adviser and its subsidiaries had over $66.5 billion in assets under management.

The Fund has also entered into a Sub-Advisory Agreement with Oaktree Fund Advisors, LLC (the Sub-Adviser), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Brookfield Oaktree Holdings, LLC (formerly, Oaktree Capital Group, LLC) (collectively with OCM and the Sub-Adviser, “Oaktree”). Oaktree was formed in April 1995 and is a leading global investment management firm headquartered in Los Angeles, California, with more than 1,400 employees and offices in 26 cities worldwide. As of December 31, 2025, OCM had approximately $223 billion in assets under management. Oaktree’s senior executives and investment professionals have focused on less efficient markets and alternative investments for the past nearly 40 years.

Oaktree’s competitive advantages include its experienced team of investment professionals, a global platform, and a unifying investment philosophy. This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis, and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings. As a result of consistent application of its philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree’s global clients are 64 of the 100 largest U.S. pension plans, more than 550 corporations around the world, 40 of the 50 primary state retirement plans in the United States, over 300 endowments and foundations globally, and over 17 sovereign wealth funds.

Oaktree’s asset management business is indirectly controlled by Oaktree Capital Holdings, LLC. As of December 31, 2025, approximately 74% of the Oaktree business was indirectly owned by Brookfield Corporation and Brookfield Asset Management Ltd. (collectively “Brookfield”), and the remaining approximately 26% was owned by current and former Oaktree executives and employees (including certain related persons and trusts/investment entities). Brookfield’s ownership interest in Oaktree’s business is held through Brookfield Oaktree Holdings, LLC, Oaktree Capital Holdings, LLC and related entities. In October 2025, Oaktree and Brookfield announced that they agreed on a proposed transaction whereby Brookfield will acquire the approximately 26% interest in Oaktree that it does not already own such that, upon completion of the proposed transaction, Brookfield will own 100% of Oaktree. The transaction is expected to close in the second quarter of 2026. Following the closing of such transaction, Brookfield will have the right to appoint a majority of Oaktree’s board of directors and assume control of Oaktree’s business if it chooses to do so.

Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. As of December 31, 2025, Oaktree had approximately $11.6 billion under management.

Mr. Brian F. Hurley, the Class I Interested Director Nominee, is the President of the Fund and an employee of the Adviser, and may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser’s profits. Mr. Craig Ruckman, the Secretary of the Fund, Mr. Adam Sachs, the CCO of the Fund, Mr. Casey Tushaus, the Treasurer of the Fund, and Mr. Mohamed Rasul, Assistant Treasurer of the Fund, all are employees of the Adviser.

PSG serves as the investment adviser of the Fund while Oaktree Fund Advisors, LLC serves as the sub-adviser with respect to the securitized products allocation of the Fund. As investment adviser, PSG manages the Fund’s investments outside of securitized products and has oversight responsibilities over the Fund’s securitized credit allocation managed by Oaktree. Ms. Paula Horn and Messrs. Christopher Janus, Gaal Surugeon and Riley O’Neal are jointly and primarily responsible for the day-to-day management of the Fund and have the authority to adjust the strategic allocation of assets between corporate credit, securitized credit and equity securities. In managing the corporate credit, securitized credit and equity investment sleeves of the Fund, the portfolio management team leverages the expertise of their colleagues on PSG’s investment teams. In addition, PSG leverages the securitized investment team at Oaktree, including Mr. Justin Guichard, to manage the Fund’s securitized credit investments, with a focus on its investments in commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities and related assets.

Chris Janus — Director and Portfolio Manager.    Chris Janus has 17 years of industry experience and is a Director on Brookfield’s Corporate Credit team. He is responsible for covering Real Estate via corporate bonds, bank loans and CMBS (Commercial Mortgage-Backed Securities). Previously, he was a Director on Brookfield’s Structured Products team focused on CMBS, CRE CLOs (Commercial Real Estate Collateralized Loan Obligations) and direct lending. Prior to joining the firm in 2009, Mr. Janus began his career at SunTrust Robinson Humphrey within the Real Estate Investment Banking group. Mr. Janus earned a Bachelor of Science degree in Mechanical Engineering from Miami University.

Gaal Surugeon, CFA — Managing Director and Portfolio Manager.    Gaal Surugeon has 16 years of investment experience and is a Portfolio Manager for Brookfield’s Multi-Asset Solutions team. In this role he oversees asset allocation and portfolio construction across private and public markets. Prior to joining Brookfield in 2019, Mr. Surugeon was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm’s multi-asset portfolios and director of asset allocation and research. Prior to that, he was an associate economist at Decision Economics, Inc. Mr. Surugeon holds a Bachelor of Arts from the University of Michigan and holds the Chartered Financial Analyst designation.

Paula Horn, President, Chief Investment Officer — Paula Horn is a Managing Director and the President and Chief Investment Officer for PSG. In this role, she serves as an integral member of its investment and risk committees and is involved in a variety of strategic initiatives, including product development and capital raising. Ms. Horn is also a Portfolio Manager for Brookfield’s Multi-Asset Solutions team and oversees asset allocation and portfolio construction across private and public markets. Prior to joining Brookfield in 2021, Ms. Horn was the Chief Investment Officer of Ziegler Capital Management, where she oversaw equity trading, fixed income and equity teams, and served as the CIO and primary portfolio manager for all marketed fixed income products. Over her career, Ms. Horn has overseen and managed long-only strategies as well as leveraged hedge funds, structured products and mutual funds. Ms. Horn has marketed and raised capital globally from private equity and hedge fund communities as well as institutional and retail channels. Ms. Horn holds a Master of Business Administration degree from Northwestern University and a Bachelor of Arts degree from Tufts University.

Riley O’Neal, Director — Riley O’Neal is a Portfolio Manager for Brookfield’s Multi-Asset Solutions team. In this role he oversees asset allocation and portfolio construction across private and public markets. He is also actively involved in the risk analysis of the firm’s equities and fixed income strategies, including independent monitoring of risk levels versus guidelines and assisting portfolio management teams in managing overall portfolio risk. Prior to joining the firm in 2016, he worked at multi-strategy hedge funds for four years, focusing primarily on portfolio risk analytics and overall market risk. Mr. O’Neal holds the Chartered Financial Analyst designation and received his Bachelor of Science in Finance and Accounting from Indiana University.

Justin Guichard — Managing Director and Portfolio Manager.    Justin Guichard joined Oaktree in 2007. He is a managing director and co-portfolio manager for Oaktree’s Real Estate Debt and Structured Credit strategies. In addition to his strategy management responsibilities, Mr. Guichard is responsible for investing capital for Oaktree’s Real Estate Debt, Real Estate Income, Real Estate Opportunities, Structured Credit and Global Credit strategies. Prior to Oaktree, he worked for Barrow Street Capital, which he joined in 2005. Mr. Guichard began his career in Merrill Lynch & Co.’s Real Estate Investment Banking group. He received a B.A. degree from University of California, Los Angeles, where he was an Alumni Scholar, and an M.B.A. from MIT’s Sloan School of Management.

The Administrator

Pursuant to an administration agreement, the Adviser also provides various administrative services to the Fund, including, among other responsibilities, preparing and coordinating reports and other materials to be supplied to the Board; preparing and/or supervising the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, stockholder reports and other regulatory reports and filings required of the Fund; supervising and monitoring the preparation of all required filings necessary to maintain the Fund’s qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinating the preparation, printing and mailing of all materials required to be sent to stockholders; coordinating the preparation and payment of Fund-related expenses; monitoring and overseeing the activities of the Fund’s other service providers; reviewing and adjusting as necessary the Fund’s daily expense accruals; monitoring daily, monthly and periodic compliance with respect to federal and state securities laws; and sending periodic information (i.e., performance figures) to service organizations that track investment company information.

The Sub-Administrator

Pursuant to a sub-administration agreement, U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services) (“USBFS” or the “Sub-Administrator”), 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to stockholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

The Fund’s Auditor

At a meeting held on February 25, 2026, the Audit Committee of the Fund unanimously recommended the selection of, and the Directors unanimously approved, Deloitte as the Fund’s independent registered public accounting firm for the current fiscal year ending December 31, 2026. The Fund is not submitting the Audit Committee’s selection of Deloitte as the Fund’s independent registered public accounting firm for ratification by its stockholders because doing so is not required by law. Although representatives of Deloitte are not expected to be present at the Meeting, they are expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed or to be billed to the Fund for services performed for the fiscal years ended December 31, 2025, 2024 and 2023 by Deloitte.

	2025	2024	2023
Audit fees	$78,700	$78,700	$76,440
Audit-related fees	$0	$0	$0
Tax fees(1)	$11,000	$34,742	$10,700
All other fees	$0	$0	$0

____________

(1)      Tax fees consist of fees for review of tax returns and distribution requirements. In addition, fees billed to the Fund in relation to tax reclaims for the fiscal years ended December 31, 2025, 2024 and 2023 were $0, $23,742, and $0, respectively.

As indicated above, the Board has adopted a written charter for the Audit Committee (the “Charter”), which is available on the Fund’s website at https://privatewealth.brookfield.com/fund/brookfield-real-assets-income-fund-inc. The Fund’s Audit Committee reviews the Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of the Fund is independent as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee has adopted policies and procedures for pre-approval of the engagement of the Fund’s auditors. The Audit Committee evaluates the auditor’s qualifications, performance, and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor’s internal quality control procedures.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 31, 2025, there were no persons who beneficially owned 5% or more of the shares of the Fund.

OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting or any postponement or adjournment thereof. If any other matter properly comes before the Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the proxy to vote in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

Any proposal of a stockholder intended to be included in our proxy statement for the 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, must be received by us no later than December 14, 2026, unless the date of our 2027 Annual Meeting of Stockholders is more than 30 days before or after May 21, 2027, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to the Secretary of the Fund, at 225 Liberty Street, 35th Floor, New York, New York 10281.

Pursuant to the current Bylaws of the Fund, nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record both at the time of giving of the prescribed notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business. For any nomination or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund via mail sent to 225 Liberty Street, 35th Floor, New York, New York 10281, and in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice must be delivered to the Secretary of the Fund not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the date the proxy statement is released to stockholders for the preceding year’s annual meeting. For matters to be presented at the 2027 Annual Meeting of Stockholders, the notice must be delivered to the Secretary of the Fund not earlier than November 14, 2026, and not later than December 14, 2026. The notification must be in the form prescribed by the current Bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to stockholders. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a stockholder’s notice as described above. Please contact the Secretary of the Fund for additional information about the advance notice requirements.

Stockholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing, and assembling material in connection with this solicitation of proxies will be borne by the Fund. The Fund and the Adviser have retained Equiniti Trust Company, LLC, a proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Meeting and estimates such fees to be approximately $12,515. In addition, Broadridge Financial Solutions will assist with the distribution of proxy materials and the tabulation of proxies and estimates such fees to be approximately $88,000 to $100,000. In addition to the use of the mail, proxies may be solicited personally by officers of the Fund or by regular employees of the Adviser. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in connection therewith.

April 13, 2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

BROOKFIELD REAL ASSETS INCOME FUND INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders to be held on MAY 21, 2026

The undersigned hereby appoints Craig Ruckman and Adam Sachs, each of them acting individually, as proxies for the undersigned with full power of substitution in each of them, to attend the virtual Annual Meeting of Stockholders of the Fund to be held on May 21, 2026, at 8:30 a.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Do you have questions? If you have any questions about how to vote your proxy or about the Annual Meeting of Stockholders in general, please call toll-free 1-866-207-2239. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The proxy statement is available online at: https://vote.proxyonline.com/brookfield/docs/ra.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]	#

BROOKFIELD REAL ASSETS INCOME FUND INC.
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

_______________________________________________________
	SIGNATURE (AND TITLE IF APPLICABLE)	DATE
_______________________________________________________
	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

PROPOSAL(S):

1.

To consider and vote upon the election of the Class I Directors, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies (“Proposal 1”).

Nominees:
		FOR	AGAINST	ABSTAIN
	1.1 Mr. Brian F. Hurley, Class I Interested Director	ο	ο	ο
	1.2 Ms. Betty A. Whelchel, Class I Independent Director	ο	ο	ο

2.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

You may vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]	#